“Exhibit 99.1”

DISTINGUISHED DIGITAL MEDIA EXECUTIVE JOINS CINEMARK BOARD

Plano, TX, July 7, 2015 – Cinemark Holdings, Inc. (NYSE: CNK), a leading motion picture exhibitor, announced today that Darcy Antonellis, CEO, Vubiquity, has been elected to the Board of Cinemark Holdings, Inc., effective July 7, 2015. Ms. Antonellis was elected to fill the vacancy created by the departure of Mr. Vahe Dombalagian and shall serve the remainder of Mr. Dombalagian’s term as a member of the Class II directors.

“Darcy’s addition to our board is yet another step forward in our key strategy and commitment to technological and product innovation,” stated Lee Roy Mitchell, Chairman of the Board at Cinemark. “Darcy’s history with innovation and excellence in digital media, as well as her strong understanding of our industry with her background will bring valuable perspective to our Board of Directors.”

“Cinemark continues to be a leader in exhibition by incorporating new technologies to enhance the theatrical experience. I look forward to serving on its Board,” stated Darcy Antonellis.

Ms. Antonellis, 53, is currently the Chief Executive Officer of Vubiquity, Inc., the largest global provider of premium content services and technical solutions serving clients in 37 countries and reaching more than 100 million households. Prior to that, she held numerous positions at Warner Bros. Entertainment Inc., (a Time Warner company) including President of Technical Operations and Chief Technology Officer. Under Ms. Antonellis’ leadership, Warner Bros. advanced their technology strategy and vision to leverage growth opportunities in media and entertainment-related products and services innovation. A multi-national patents recipient, Ms. Antonellis also served as CBS Inc.’s Vice President of Technical and Olympic Operations where she won Emmy awards in Technical Production for CBS’s coverage of the 1994 and 1998 Winter Olympics, and in 2012 as a member of the Warner Bros. Technical Operations team which received an Engineering Emmy in the area of large scale content digital distribution technology.

About Cinemark Holdings, Inc.

Cinemark is a leading domestic and international motion picture exhibitor, operating 497 theatres with 5,687 screens in 41 U.S. states, Brazil, Argentina and 11 other Latin American countries as of March 31, 2015. For more information go to investors.cinemark.com.

Financial Contact:

Chanda Brashears – 972-665-1671 or cbrashears@cinemark.com

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Media Contact:

James Meredith – 972-665-1060 or jmeredith@cinemark.com

Forward-looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The “forward-looking statements” include our current expectations, assumptions, estimates and projections about our business and our industry. They include statements relating to future revenues, expenses and profitability, the future development and expected growth of our business, projected capital expenditures, attendance at movies generally or in any of the markets in which we operate, the number or diversity of popular movies released and our ability to successfully license and exhibit popular films, national and international growth in our industry, competition from other exhibitors and alternative forms of entertainment and determinations in lawsuits in which we are defendants. You can identify forward-looking statements by the use of words such as “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future” and “intends” and similar expressions which are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. In evaluating forward-looking statements, you should carefully consider the risks and uncertainties described in the “Risk Factors” section or other sections in the Company’s Annual Report on Form 10-K filed February 27, 2015 and quarterly reports on Form 10-Q. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements and risk factors. Forward-looking statements contained in this press release reflect our view only as of the date of this press release. We undertake no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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